SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant    |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
   |_|  Preliminary Proxy Statement              |_|  Confidential, For Use
   |X|  Definitive Proxy Statement                    of the Commission Only
   |_|  Definitive Additional Materials               (as permitted by Rule
   |_|  Soliciting Material Pursuant to               14a-6(e)(2))
        Rule 14a-11(c) or Rule 14a-12

                              EVOLVE ONCOLOGY, INC.
--------------------------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)

                                      (NA)
--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No Fee Required

   |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

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          (2)  Aggregate number of securities to which transactions applies:

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          (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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   |_|  Fee paid previously with preliminary materials:

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   |_|  Check  box if any  part of the fee is  offset  as  provided  by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

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          (2)  Form, Schedule or Registration Statement no.:

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          (3)  Filing party:

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          (4)  Date filed:

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


                              EVOLVE ONCOLOGY, INC.

                NOTICE AND PROXY STATEMENT FOR ACTION TO BE TAKEN
             BY WRITTEN CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS

To the stockholders of Evolve Oncology, Inc.:

Attached hereto is a Proxy Statement which solicits the written consent of the stockholders of Evolve Oncology, Inc., a Delaware corporation (the "Company"), to authorize and approve: (i) an amendment to the Company's Certificate of Incorporation which increases the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 25,000,000 shares to 100,000,000 and authorizes 25,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time; and, (ii) an amendment to the Company's Certificate of Incorporation to affect a two (2) for one (1) forward split of the Company's issued and outstanding shares (the "Stock Split") as of March 1, 2004 (the "Record Date") with all fractional shares rounded to the nearest whole. Each of the proposals (the "Proposals") is described in detail in the Proxy Statement attached to this notice which Proxy Statement is incorporated herein by this reference. The Board of Directors has determined that it is in the best interests of the Company to authorize additional shares of common stock and preferred stock so that such will be available to permit future stock dividends, if any, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and to provide equity incentives to employees and officers or for other corporate purposes. The increase in authorized common stock and authorization of preferred stock, as well as the Stock Split, will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock or preferred stock without requiring future stockholder approval of such issuances. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The Stock Split will not have any dilutive effect on the existing stockholders.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit such approval as of the earliest possible date. In order to accomplish this objective, the Board of Directors is hereby soliciting the approval of the Proposal by stockholders by written consent, in lieu of a meeting of stockholders.

                                          By Order of the Board of Directors

                                          /s/ Ian Warwick
                                          ------------------------------------
                                          Ian Warwick, Chief Executive Officer

New York, New York
March 19, 2004

         IN ORDER TO ENSURE YOUR REPRESENTATION IN THE ACTION TO BE TAKEN BYWRITTEN CONSENT, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                              EVOLVE ONCOLOGY, INC.
                          16TH FLOOR 666 THIRD AVENUE,
                            NEW YORK, NEW YORK 10019

                                 PROXY STATEMENT
                                       for
                      STOCKHOLDER ACTION BY WRITTEN CONSENT

To our stockholders:

The Board of Directors of Evolve Oncology, Inc. (the "Company") is furnishing this Proxy Statement to you to solicit your approval, by written consent, of:
(i) an amendment to the Company's Certificate of Incorporation which increases the number of authorized shares of common stock, par value $.001 (the "Common Stock"), of the Company from 25,000,000 shares to 100,000,000 shares and authorizes 25,000,000 shares of preferred stock, par value $.001 (the "Preferred Stock"), of the Company, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time; and, (ii) an amendment to the Company's Certificate of Incorporation to affect a two (2) for one (1) forward split of the Company's issued and outstanding shares as of the Record Date with all fractional shares rounded to the nearest whole.

We are mailing this Proxy Statement to you on or about March 19, 2004, together with the accompanying Consent Card.

The procedure for indicating approval of the amendment to the Company's Certificate of Incorporation to increase authorized shares of Common Stock from 25,000,000 to 100,000,000 and authorize 25,000,000 shares of Preferred Stock ("Proposal No. 1") and the approval of the forward stock split ("Proposal No. 2") are described in detail in this Proxy Statement.

                               GENERAL INFORMATION

PRIOR REVIEW

Although copies of these proxy materials have been filed with and examined by the Securities and Exchange Commission ("Commission"), such filing and examination by the Commission does not represent and shall not be deemed to be a finding that the materials are accurate or complete or not false or misleading or that the Commission has passed upon the merits of or approved any statement contained in the materials or any matter to be acted upon by the security holders. No representation to the contrary has been made or should be implied. Any representation to the contrary is a criminal offense.

NO FALSE OR MISLEADING STATEMENTS

To the best of the Company's knowledge, all statements made and contained herein are true at the time made and in the light of the circumstances under which they are being made and are not false or misleading with respect to any material fact or otherwise omit any material fact necessary to make the statements herein not false or misleading or to correct any prior statements.

VOTING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on March 1, 2004 (the "Record Date") are entitled to approve the Proposal. There were Twenty One Million Four Hundred Thirty One Thousand Five Hundred and Forty Nine (21,431,549) shares of Common Stock of the Company issued and outstanding on that date. Each share of the Common Stock is entitled to one vote. The Proposal must be approved by the holders of a majority of the outstanding shares of the Common Stock of the Company.

The beneficial ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group is set forth below under "Security Ownership of Certain Beneficial Owners and Management."

Under the Company's Bylaws and pursuant to applicable Delaware law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The matters being considered by the stockholders are being submitted for action by written consent, rather than by votes cast at a meeting. The text of the proposed amendment to the Company's Certificate of Incorporation effecting the increase in authorized common stock is set forth in full under "Proposal No. 1 - Increase in Authorized Common Stock and Authorize Preferred Stock." The proposed amendment to the Company's Certificate of Incorporation effecting the Stock Split (two (2) for one (1) forward split of the Company's issued and outstanding shares as of the Record Date with all fractional shares rounded to the nearest whole) is set forth in full under "Proposal No. 2 - Stock Split." The Proposals will be deemed to have been approved upon receipt by the Company of Consent Cards which have not previously been revoked representing the approval of a majority of the shares of Common Stock issued and outstanding on the Record Date, provided that such approvals are received on or prior to April 5, 2004 (the "Termination Date"). If, however, sufficient written consents have not been received by the Termination Date, the Company reserves the right to extend the solicitation of written consents made hereby except that, under Delaware law, such solicitation may not be extended beyond the date 60 days after the earliest dated consent received by the Company.

Any election to extend this consent solicitation will be made by the Company by news release or other similar public announcement. The date on which the Proposal is deemed approved hereunder is referred to as the "Effective Date."

Stockholders are requested to indicate approval of the Proposal by checking the appropriate box on the enclosed Consent Card and executing the Consent Card. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF THE PROPOSAL. Consent Cards that reflect abstentions will be treated as voted for purposes of determining the approval of the Proposal and will have the same effect as a vote against the Proposal; Consent Cards that reflect "broker non-votes" will be treated as un-voted for purposes of determining approval and will have the same effect as a vote against the Proposal.

Execution of the Consent Card will constitute your approval, as a stockholder of the Company, of the Proposal, and if sufficient written consents are received, the Proposal will be deemed to have been approved by the stockholders of the Company. No appraisal or dissenters rights apply to stockholders who do not approve the Proposal. If less than a majority of the outstanding shares of Common Stock approve the Proposal, the Company cannot proceed with the Reverse Stock Split. The Company will pay the entire cost of the preparation and mailing of this Proxy Statement and all other costs of this solicitation. After the mailing of this Proxy Statement, the Company's officers, directors and regular employees may solicit the return of Consent Cards in person and by mail, telephone and facsimile. Officers, directors and employees who assist in such activities will not receive additional compensation for doing so.

DELIVERY OF WRITTEN CONSENTS

The Board of Directors requests that each stockholder execute, date and mail the Consent Card in the return envelope provided. THE CONSENT CARD SHOULD BE RETURNED AS SOON AS POSSIBLE AND, IN ANY EVENT, FOR RECEIPT NOT LATER THAN MARCH 30, 2004.

REVOCATION OF WRITTEN CONSENTS

Any Consent Card executed and delivered by a stockholder may be revoked by delivering written notice of such revocation prior to the Effective Date to the Company at the following address: Evolve Oncology, Inc., 16th Floor, 666 Third Avenue, New York, New York 10019. Consent Cards may not be revoked after the Effective Date.

NOTICE OF EFFECTIVENESS OF PROPOSAL

If the Proposal is approved by stockholders, the Company will promptly give notice thereof to all stockholders who have not consented in writing to the extent required by Section 228(d) of the Delaware General Corporation Law.

STOCKHOLDER LIST

A complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholders, for any proper purpose, during ordinary business hours for a period of ten days prior to the Termination Date at the corporate offices of the Company at 16th Floor, 666 Third Avenue, New York, New York 10019.

                                 PROPOSAL NO. 1

THE PROPOSED INCREASE IN AUTHORIZED COMMON STOCK AND AUTHORIZE PREFERRED STOCK

Purpose and Effect

The Company currently has 21,431,549 shares of Common Stock which are issued and outstanding. The principal purpose of the proposed amendment to the Articles of Incorporation, attached hereto as Annex A, is to authorize additional shares of Common Stock and to authorize Preferred Stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock or preferred stock, except as may be required by the Company's certificate of incorporation, certificate of designations or applicable law.

The increase in authorized common stock and authorization of preferred stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock or preferred stock without requiring future stockholder approval of such issuances, except as may be required by the Company's certificate of incorporation, certificate of designations or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The  increase  in  the   authorized   number  of  shares  of  common  stock  and
authorization to issue preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock and preferred stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock or preferred stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock and preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock.

                                 PROPOSAL NO. 2

THE FORWARD STOCK SPLIT

Our Board of Directors has determined that it is in the best interests of this Company to effect, subject to the approval of the stockholders, an amendment to the Company's Certificate of Incorporation to affect a two (2) for one (1) forward split of the Company's issued and outstanding shares as of the Record Date with all fractional shares rounded to the nearest whole. As of the date hereof, the Company has a total of 21,431,549 shares of common stock issued and outstanding. The forward split will be applicable to all stockholders of record on March 1, 2004, the "Record Date." This means that all stockholders of record on the Record Date that date shall receive two (2) for every one (1) share owned, with all fractional shares rounded to the nearest whole. As a result, following the forward stock split, the stockholders as of the Record Date will own a total of 42,863,098 shares of stock, an increase of 21,431,549 shares.

THE AMENDMENT (FOR BOTH PROPOSALS)

         FOURTH. (a) The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 125,000,000 shares consisting of: (i) 100,000,000 shares of Common Stock, par value $0.00l per share; and, (ii) 25,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock.

                  (b) At the effective time of this amendment, each security of the Corporation issued and outstanding as of the record date set by this Corporation's Board of Directors shall be subject to a two (2) for one (1) forward split with that all fractional shares rounded to the nearest whole.

REQUIRED VOTE (FOR BOTH PROPOSALS)

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required to approve the Proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that the stockholders vote to approve both Proposals. The Board of Directors believes that both Proposals are in the best interests of the Company and its stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock, as of February 9, 2004, by (i) each person whom we know to beneficially own 5% or more of the common stock, (ii) each of our directors, (iii) each person listed on the Summary Compensation Table set forth under "Executive Compensation" and (iv) all of our directors and executive officers. The number of shares of common stock beneficially owned by each stockholder is determined in accordance with the rules of the Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder exercises sole or shared voting or investment power. The percentage ownership of the common stock, however, is based on the assumption, expressly required by the rules of the Commission, that only the person or entity whose ownership is being reported has converted or exercised common stock equivalents into shares of common stock; that is, shares underlying common stock equivalents are not included in calculations in the table below for any other purpose, including for the purpose of calculating the number of shares outstanding generally.

                                                     BENEFICIAL       CURRENT
                                                     OWNERSHIP     PERCENTAGE OF
NAME                                                  OF STOCK        CLASS (1)
-----------------------------------------------      ----------    -------------

Bioaccelerate Limited (2)
666 Third Avenue
New York, New York 10017 ......................      11,625,000          54.2%

Crescendo Holdings Ltd. (3)
Suite F8 International Commercial Centre
Main Road, Gibraltar ..........................       1,875,000           8.7%

DBP Holdings Inc (4)
32 Haymarket
London SW1Y 4TP UK ............................         945,000           4.4%

First Financial Securities Ltd (5)
STE 6203
1 - 5 Irish Town
Imossi House, Gibraltar .......................       1,200,000           5.6%

JSMCL Capital Limited (6)
Suite F8, International Commercial Ctr
Main Road, Gibraltar ..........................       2,250,000          10.5%

Ian Warwick
666 Third Avenue, 16th Fl
New York, New York 10019 ......................               0             0%

Alan Bowen
666 Third Avenue, 16th Fl
New York, New York 10019 ......................               0             0%

All Executive officers
and directors as a group (1 Person) ...........               0             0%


(1) Based on a total of 21,431,549 shares of common stock outstanding as of February 9, 2004 on a fully diluted basis.

(2) Bioaccelerate, is a private corporation, owned of record by several private investors.

(3) Crescendo Holdings Limited is a private corporation owned by several investors. Mr John Lister has sole voting power.

(4)   DBP Holdings Inc is a private company, owned by a number of investors.

(5) First Financial Securities Limited is a private company owned by several private investors.

(6) JSMCL Capital Limited is a private company owned by several private investors.


           ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
              ACCOMPANYING CONSENT CARD IN THE ENCLOSED ENVELOPE.


                                              By Order of the Board of Directors


                                              /s/ Ian Warwick
                                              ---------------------------------
                                              IAN WARWICK,
                                              Chief Executive Officer

New York, New York
March 19, 2004

                                  CONSENT CARD

                              EVOLVE ONCOLOGY, INC.

        CONSENT CARD THIS CONSENT IS SOLICITED BY THE BOARD OF DIRECTORS

          The undersigned stockholder of Evolve Oncology, Inc. (the "Company") hereby acknowledges receipt of the proxy statement and notice of the forward stock split and other action(s) and votes his/her/its shares as indicated below:

PROPOSAL NO. 1

         Approval of an amendment to the Company's Certificate of Incorporation to increase the authorized shares of common stock from 25,000,000 to 100,000,000 and to authorize 25,000,000 shares of preferred stock which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time.

                         /_/ FOR /_/ AGAINST /_/ ABSTAIN

PROPOSAL NO. 2

         Approval of an amendment to the Company's Certificate of Incorporation to effect the two (2) for one (1) forward stock split with all fractional shares rounded to the nearest whole.

                         /_/ FOR /_/ AGAINST /_/ ABSTAIN
--------------------------------------------------------------------------------
         THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS CONSENT CARD WILL BE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT. THIS CONSENT CARD IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         PLEASE MARK, SIGN, DATE AND RETURN THIS CONSENT CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Dated: ________  ____, 2004              ---------------------------------------
       (month)   (day)
                                         ---------------------------------------
                                         Sign  exactly  as your name  appears on
                                         your  certificate.  When  signing as an
                                         attorney,   executor,    administrator,
                                         trustee or  guardian,  please give full
                                         title.  If more than one  trustee,  all
                                         should sign.  All joint  owners  should
                                         sign.

                                                                         ANNEX A

                           CERTIFICATE OF AMENDMENT TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                              EVOLVE ONCOLOGY, INC.
                            (A Delaware Corporation)

         EVOLVE ONCOLOGY, INC., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

         1. The present name of this corporation is EVOLVE ONCOLOGY, INC.. (hereinafter the "Corporation").

         2. The Certificate of Incorporation of this Corporation is hereby amended by deleting Article FOURTH in its entirety and replacing it with the following:

         FOURTH. (a) The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 125,000,000 shares consisting of: (i) 100,000,000 shares of Common Stock, par value $0.00l per share; and, (ii) 25,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock.

                  (b) At the effective time of this amendment, each security of the Corporation issued and outstanding as of the record date set by the Corporation's Board of Directors shall be subject to a two (2) for one (1) forward split with all fractional shares rounded to the nearest whole.

                  The foregoing amendment was duly adopted by the Corporation in accordance with the applicable provision of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by IAN WARWICK, Chief Executive Officer, on this __ day of ________, 2004.



                                            ------------------------------------
                                            IAN WARWICK, Chief Executive Officer